UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2004

ECHOSTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1100 (Registrant’s telephone number, including area code)

ECHOSTAR DBS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1100 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] [_] [_] [_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

           This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by EchoStar Communications Corporation (“EchoStar”) and EchoStar DBS Corporation (“EDBS”) on July 21, 2004 (the “Original Filing”) to include the conformed signatures for EchoStar and EDBS, which were inadvertently omitted from the Original Filing.

           The Original Filing announced the resignation of Michael McDonnell, the former Chief Financial Officer of EchoStar and EDBS, effective August 13, 2004. Mr. McDonnell resigned for personal reasons to relocate and take a position nearer to his family on the East Coast.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2005	ECHOSTAR COMMUNICATIONS CORPORATION ECHOSTAR DBS CORPORATION
	By:	/s/ David K. Moskowitz

David K. Moskowitz Executive Vice President and General Counsel